WASATCH FUNDS, INC.
                         Supplement dated July 24, 2001
                    to the Prospectus dated January 31, 2001

This Supplement updates certain information contained in the Wasatch Funds Prospectus dated January 31, 2001 and supersedes the supplements dated March 16, 2001, May 16, 2001, June 13, 2001 and July 6, 2001. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1 (800) 551-1700 or you may download a Prospectus from our web site at WWW.WASATCHFUNDS.COM.
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In the Prospectus, the following information is to be inserted under the heading
"Wasatch Micro Cap Fund" on pages 2 and 19: Effective July 31, 2001, the Wasatch Micro Cap Fund will close to existing investors. The Fund closed to new investors on March 31, 2000.

In the Prospectus, the following information is to be inserted under the heading "Wasatch Small Cap Growth Fund" on pages 4 and 20: Effective July 6, 2001, the Wasatch Small Cap Growth Fund closed to new investors through third parties such as brokers or banks. The Fund remains open to new and existing investors who purchase shares directly through Wasatch Funds.

In the Prospectus, the following information is to be inserted under the heading "Wasatch Core Growth Fund" on pages 6 and 20: Effective June 13, 2001, the Wasatch Core Growth Fund opened to new investors who purchase shares directly through Wasatch Funds. The Core Growth Fund remains closed to new investors through third parties such as brokers or banks as of the March 16, 2001 closing date. The Fund is open to existing investors.

In the Prospectus, the following information is to be inserted under the heading "Wasatch Small Cap Value Fund" on pages 8 and 21:
Effective July 31, 2001, the Wasatch Small Cap Value Fund will close to new investors, but remains open to existing investors, who purchase shares directly through Wasatch Funds. The Small Cap Value Fund closed to new and existing investors through third parties such as brokers or banks on June 13, 2001.

In the Prospectus, the following information replaces the section with the heading "Who Can Purchase Shares in the Micro Cap Fund" on page 39:
WHO CAN PURCHASE SHARES IN CLOSED OR SEMI-CLOSED FUNDS (MICRO CAP, SMALL CAP GROWTH, CORE GROWTH AND SMALL CAP VALUE) (Also see "To Purchase Shares" on page 37.)
o The Micro Cap Fund closed to new investors on March 31, 2000 and to existing investors effective July 31, 2001.
o The Small Cap Growth Fund closed to new investors through third parties such as brokers or banks on July 6, 2001.
o The Core Growth Fund opened to new investors who purchase shares directly through Wasatch Funds on June 13, 2001. The Core Growth Fund

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  remains closed to new investors through third parties such as brokers or banks as of the March 16, 2001 closing date. The Fund is open to existing investors.
o Effective July 31, 2001, the Small Cap Value Fund will close to new investors. The Fund remains open to existing investors who purchase shares directly through Wasatch Funds. The Small Cap Value Fund closed to new and existing investors through third parties such as brokers or banks on June 13, 2001.
o Small Cap Growth Fund shareholders who purchased shares through a third party on or before the July 6, 2001 closing date, and Core Growth Fund shareholders who purchased shares through a third party on or before the March 16, 2001 closing date, and certain others may continue to add to their accounts through the reinvestment of dividends and cash distributions on any shares owned and through the purchase of additional shares.
o Small Cap Growth Fund shareholders through third parties as of July 6, 2001, and Core Growth Fund shareholders through third parties as of March 16, 2001 may also open and add to Fund accounts that have the same Social Security Number or registered shareholder as the accounts existing as of the closing date.
o Custodians named on Small Cap Growth and Core Growth Fund accounts that were opened through a third party for minors (children under 18) may open new accounts.
o Financial planners whose clients are Small Cap Growth and Core Growth Fund shareholders may continue to purchase shares in these Funds for new and existing clients.
o Effective July 31, 2001, financial planners may not purchase shares in the Micro Cap Fund for new or existing clients.
o Financial planners whose clients are Small Cap Value Fund shareholders may continue to purchase shares for those clients but not new clients.
o At the discretion of the Advisor, the Small Cap Growth and Core Growth Funds may be available through certain firms which provide administrative services to their customers who are shareholders of these Funds.
o Directors of the Funds and employees and directors of Wasatch Advisors, Inc. may continue to open new accounts.
o Participants in certain 401(k) plans may open new accounts and purchase shares in closed or semi-closed Funds.
o Any Funds that are closed or semi-closed may resume sales to investors at some future date to take in additional assets that the Advisor believes will help maintain such Fund at an optimal size. To find out if a Fund is open, please call a Shareholder Services Representative at 1 (800) 551-1700 or visit our web site at WWW.WASATCHFUNDS.COM.
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In the Prospectus, the following information is to be inserted under the headings:

1) "Wasatch Ultra Growth Fund" on pages 10 and 22; and

2) "Wasatch Global Technology Fund" on pages 12 and 22.

The Advisor may close the Fund to new investors before assets reach a level the Advisor believes may prove detrimental to the Fund. Once closed, due to market conditions or cash outflows, the Fund may reopen from time to time to take in additional assets that the Advisor believes will help maintain the Fund at an optimal size. To find out if the Fund is open, please call a Shareholder Services Representative at 1 (800) 551-1700 or visit our web site at WWW.WASATCHFUNDS.COM.
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